Exhibit 4.1.8

AMENDMENT No. 14

TO THE

SECOND A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LATAM AIRLINES GROUP S.A.

(formerly known as LAN AIRLINES S.A.)

AND

AIRBUS S.A.S.

A320F - LAN - AMDT 14 - Second A320 Family PA
Ref: CT1202039	1 /10

This amendment No.14 to the Second A320 Family Purchase Agreement (as defined below) is entered into as of 31 March, 2014, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.) having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

SANTIAGO

CHILE

(hereinafter referred to as the “Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”

A320F - LAN - AMDT 14 - Second A320 Family PA
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WHEREAS

A.	The Buyer and the Seller entered into an A320 family purchase agreement dated March 20th, 1998 covering the purchase by the Buyer and the sate by the Seller of twenty (20) A320 family aircraft bearing rank numbers 1 to 20. By an amendment No.1 to such purchase agreement entered into by the Buyer and the Seller on February 24th.,2000 the number of A320 family aircraft to be purchased by the Buyer pursuant to such purchase agreement was increased to twenty five (25), with the additional five (5) A320 family aircraft bearing rank numbers 21 to 25. Such twenty five (25) A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No.1, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

B.	The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2nd, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements, the first agreement concerning the Original A320 Family Aircraft bearing rank numbers 1 to 20, and the second agreement concerning the Original A320 Family Aircraft bearing rank numbers 21 to 25. The second agreement as supplemented with all exhibits and appendices thereto is hereinafter referred to as the “Second A320 Family Purchase Agreement”.

C.	The Buyer and the Seller entered into an amendment No.1 to the Second A320 Family Purchase Agreement dated November 14th 2003 (the “Amendment No.1”) modifying certain provisions of the Second A320 Family Purchase Agreement.

D.	The Buyer and the Seller entered into an amendment No.2 to the Second A320 Family Purchase Agreement dated October 4th, 2005 (the “Amendment No.2”) covering the purchase by the Buyer and the sale by the Seller of twenty five (25) additional firm A320 family aircraft comprising twenty (20) A318-100, one (1) A319-100 and four (4) A320-200 aircraft type (the “Additional Aircraft”).

E.	The Buyer and the Seller entered into an amendment No.3 to the Second A320 Family Purchase Agreement dated March 6th, 2007 (the “Amendment No.3”) covering the conversion of fifteen (15) Option Aircraft (as defined in the Amendment No.2) into firmly ordered Converted Aircraft (as defined in Amendment No.3).

F.	The Buyer and the Seller entered into an amendment No. 4 to the Second A320 Family Purchase Agreement dated June 11th, 2008 (the “Amendment No.4”) covering the conversion of five (5) A318-100 Additional Aircraft bearing rank Nos. 26 to 30 as set forth in Amendment No.2 and three (3) A318-100 Converted Aircraft bearing rank Nos. 37, 40 and 43 as set form in Amendment No.3, into A319 aircraft type.

G.	The Buyer and the Seller entered into an amendment No. 5 to the Second A320 Family Purchase Agreement dated December 23rd 2009 (the “Amendment No.5”) covering the order of thirty (30) incremental A319-100 and A320-200 aircraft (the “Incremental Aircraft”) and amending certain provisions of the Second A320 Family Purchase Agreement.

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H.	[***]

I.	The Buyer and the Seller entered into an amendment No. 6 to the Second A320 Family Purchase Agreement dated May 10th, 2010 (the “Amendment No.6”) covering the conversion of the aircraft type of three (3) A319-100 First Batch of Incremental Aircraft (as defined in the Amendment No.5) into firmly ordered A320-200 First Batch Incremental Aircraft and the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Eleven (11) Aircraft from the Second Batch of Incremental Aircraft (as defined in the Amendment No.5).

J.	The Buyer and the Seller entered into an amendment No. 7 to the Second A320 Family Purchase Agreement dated May 19th, 2010 (the “Amendment No.7”) covering the advancement of the scheduled delivery positions of Three (3) Converted Aircraft.

K.	The Buyer and the Seller entered into an amendment No. 8 to the Second A320 Family Purchase Agreement dated September 23rd, 2010 (the “Amendment No.8”) covering (i) the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Two (2) Aircraft from the Second Batch of Incremental Aircraft and (ii) the conversion of the aircraft type of one (1) A319-100 from the Second Batch of Incremental Aircraft into firmly ordered A320-200 from the Second Batch Incremental Aircraft.

L.	The Buyer and the Seller entered into an amendment No. 9 to the Second A320 Family Purchase Agreement dated December 21st 2010 (the “Amendment No.9”) covering the order of fifty (50) incremental A319-100, A320-200 and A321-200 aircraft, and, amending certain provisions of the Second A320 Family Purchase Agreement.

M.	[***]

N.	The Buyer and the Seller entered into an amendment No. 10 to the Second A320 Family Purchase Agreement dated June 10th 2011 (the “Amendment No.10”) covering (i) the conversion of certain Aircraft type, (ii) the Sharklets selection for certain Aircraft, and (iii) the notification of the scheduled delivery months for the Aircraft scheduled to be delivered in the fourth quarter 2012 and the first quarter 2013.

O.	The Buyer and the Seller entered into an amendment No. 11 to the Second A320 Family Purchase Agreement (the “Amendment No.11”) covering (i) the postponement of certain Aircraft scheduled delivery position, and (ii) the conversion of certain Aircraft type.

P.	The Buyer and the Seller entered into amendment No. 12 to the Second A320 Family Purchase Agreement (the “Amendment No.12”) covering (i) the conversion of three (3) Aircraft type with rank number 61, rank number 63 and rank number 80, (ii) the identification of certain Aircraft as Sharklet installed Aircraft and others as Sharklet Capable Aircraft, and (iii) the notification of the Scheduled Delivery Month for certain Aircraft.

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Ref: CT1202039	4 /10

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Q.	The Buyer and the Seller entered into amendment No. 13 to the Second A320 Family Purchase Agreement (the “Amendment No. 13”) covering, among other related commercial matters, (i) the conversion of certain Aircraft type and (ii) the postponement of certain Aircraft scheduled delivery months/quarters.

R.	The Buyer and the Seller wish to enter into this amendment No. 14 to the Second A320 Family Purchase Agreement (the “Amendment No. 14”) covering the [***] of the Scheduled Delivery Month of one Aircraft.

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.	DEFINITIONS

0.1.	The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No. 14 and capitalized terms used herein and not otherwise defined in this Amendment No. 14 will have the meanings assigned to them in the Purchase Agreement (as defined below).

0.2.	Purchase Agreement means the Second A320 Family Purchase Agreement together with Amendments Nos. 1 to 13 thereto.

1.	SCOPE

1.1	The Buyer has requested and the Seller has agreed to hereby [***] the Scheduled Delivery Month of one Aircraft as set forth in Clause 2 below.

1.2	[***]

2.	AIRCRAFT RESCHEDULING

2.1	The Parties agree to [***] the Scheduled Delivery Month of Aircraft rank 101 from [***]

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

2.2	The following table sets out the rescheduling described in clause 2.1 above here below:

Rank number	Original Scheduled Delivery Month	Revised Scheduled Delivery Month	Original Aircraft Type	Revised Aircraft Type	Aircraft Batch
101	[***]	[***]	A321-200	A321-200	2010 incremental Aircraft

3.	DELIVERY SCHEDULE

With reference to Aircraft bearing rank numbers 46 to 125, the Parties hereby agree to delete clause 9.1 of the Second A320 Family Purchase Agreement, as substituted by clause 2.1.1 of Amendment No.5, clause 2 of Amendment No.7, clauses 2 and 3 of Amendment No.8, clause 2.1.1 of Amendment No.9, clause 5 of Amendment No.10, clause 4 of Amendment No.11, clause 5 of Amendment No.12 and clause 5 of Amendment No.13, in its entirely and replace it with the following:

QUOTE

9.1 Delivery schedule

9.1.1 Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for Delivery at the Delivery Location in accordance with the following schedule:

Scheduled Delivery Months or Scheduled Delivery Quarters		Rank number	Aircraft type	Aircraft defined as
2011	July	53	A320-200	First Batch of Incremental Aircraft
	July	55	A320-200	First Batch of Incremental Aircraft
	August	46	A320-200	First Batch of Incremental Aircraft
	September	47	A320-200	First Batch of Incremental Aircraft
	October	48	A320-200	First Batch of Incremental Aircraft
	November	49	A320-200	First Batch of Incremental Aircraft
	November	50	A320-200	First Batch of Incremental Aircraft
	October	51	A319-100	First Batch of Incremental Aircraft
	November	52	A320-200	First Batch of Incremental Aircraft
	December	62	A320-200	First Batch of Incremental Aircraft
2012	January	54	A319-100	Second Batch of Incremental Aircraft
	March	76	A319-100	2010 Incremental Aircraft
	April	64	A320-200	Second Batch of Incremental Aircraft
	May	66	A320-200	Second Batch of Incremental Aircraft
	June	77	A320-200	2010 Incremental Aircraft
	July	78	A320-200	2010 Incremental Aircraft
	July	65	A320-200	Second Batch of Incremental Aircraft
	August	67	A320-200	Second Batch of Incremental Aircraft
	September	79	A320-200	2010 Incremental Aircraft
	October	80	A320-200	2010 Incremental Aircraft
	November	68	A320-200	Second Batch of Incremental Aircraft
	December	69	A320-200	Second Batch of Incremental Aircraft

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

2013	January	82	A320-200	2010 Incremental Aircraft
	January	81	A320-200	2010 Incremental Aircraft
	February	56	A320-200	Second Batch of Incremental Aircraft
	February	71	A320-200	Second Batch of Incremental Aircraft
	April	83	A320-200	2010 Incremental Aircraft
	April	84	A320-200	2010 Incremental Aircraft
	May	73	A320-200	Second Batch of Incremental Aircraft
	May	85	A320-200	2010 Incremental Aircraft
	July	58	A320-200	Second Batch of Incremental Aircraft
	July	59	A320-200	Second Batch of Incremental Aircraft
	August	74	A320-200	Second Batch of Incremental Aircraft
	October	60	A320-200	Second Batch of Incremental Aircraft
	November	75	A320-200	Second Batch of Incremental Aircraft
	December	70	A320-200	Second Batch of Incremental Aircraft
2014	January	81	A320-200	Second Batch of Incremental Aircraft
	February	86	A320-200	Second Batch of Incremental Aircraft
	February	87	A321-200	2010 Incremental Aircraft
	April	57	A320-200	2010 Incremental Aircraft
	May	88	A321-200	Second Batch of Incremental Aircraft
	June	89	A320-200	2010 Incremental Aircraft
	June	90	A321-200	2010 Incremental Aircraft
	June	91	A321-200	2010 Incremental Aircraft
	July	63	A320-200	2010 Incremental Aircraft
	December	94	A321-200	Second Batch of Incremental Aircraft
	December	98	A321-200	2010 Incremental Aircraft
	December	101	A321-200	2010 Incremental Aircraft
		102	A320-200	2010 Incremental Aircraft
[***]	[***]	104	A320-200	2010 Incremental Aircraft
		105	A321-200	2010 Incremental Aircraft
		106	A320-200	2010 Incremental Aircraft
		107	A320-200	2010 Incremental Aircraft
		108	A320-200	2010 Incremental Aircraft
		109	A321-200	2010 Incremental Aircraft
		110	A320-200	2010 Incremental Aircraft
		111	A320-200	2010 Incremental Aircraft
		112	A320-200	2010 Incremental Aircraft
		113	A321-200	2010 Incremental Aircraft
		114	A319-100	2010 Incremental Aircraft
		115	A319-100	2010 Incremental Aircraft
[***]	[***]	116	A319-100	2010 Incremental Aircraft
		92	A321-200	2010 Incremental Aircraft
		117	A320-200	2010 Incremental Aircraft
		118	A320-200	2010 Incremental Aircraft

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

	[***]	119	A320-200	2010 Incremental Aircraft
		120	A320-200	2010 Incremental Aircraft
		121	A320-200	2010 Incremental Aircraft
		122	A320-200	2010 Incremental Aircraft
		123	A320-200	2010 Incremental Aircraft
		124	A320-200	2010 Incremental Aircraft
		125	A320-200	2010 Incremental Aircraft
		93	A321-200	2010 Incremental Aircraft
		72	A321-200	Second Batch of Incremental Aircraft
		95	A321-200	2010 Incremental Aircraft
[***]	[***]	96	A321-200	2010 Incremental Aircraft
		97	A321-200	2010 Incremental Aircraft
		99	A321-200	2010 incremental Aircraft
		100	A321-200	2010 incremental Aircraft
		103	A321-200	2010 incremental Aircraft

9.1.2	[***]

9.1.3	[***]

UNQUOTE

4.	EFFECT OF THE AMENDMENT

4.1	This Amendment No.14 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

4.2	The Purchase Agreement shall be deemed amended to the extent provided in this Amendment No.14 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

4.3	The Parties agree that this Amendment No.14 shall constitute an integral, non-severable part of the Purchase Agreement and be governed by all of its provisions.

4.4	In the event of any inconsistency between the terms and conditions of the Purchase Agreement and those of the present Amendment No.14, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

4.5	This Amendment No.14 will not be modified or varied except by an instrument in writing executed by both Parties.

4.6	Each of the Parties hereto agree that the provisions of this Amendment No.14 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. However. [***]

4.7	The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.14.

4.8	This Amendment No.14 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

4.9	This Amendment No.14 shall be governed by and construed in accordance with the laws of England.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No.14 to the Second A320 Family Purchase Agreement was duly entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S

	By:	/s/ Patrick de Castelbajac
	Its:	Vice President Contracts
Date:

LATAM AIRLINES GROUP S.A.

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Ref: CT1202039	10 /10

AMENDMENT No. 15

TO THE

SECOND A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LATAM AIRLINES GROUP S.A.

(formerly known as LAN AIRLINES S.A.)

AND

AIRBUS S.A.S.

A320F - LAN - AMDT 15 - Second A320 Family PA
Ref: CT1202039	1/11

This amendment No. 15 to the Second A320 Family Purchase Agreement (as defined below) is entered into as of 16 May, 2014, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.) having Its principal office at:

Edificlo Huidobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

SANTIAGO

CHILE

(hereinafter referred to as the “Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”

A320F - LAN - AMDT 15 - Second A320 Family PA
Ref: CT1202039	2/11

WHEREAS

A.	The Buyer and the Seller entered into an A320 family purchase agreement dated March 20th, 1998 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 family aircraft bearing rank numbers 1 to 20. By an amendment No.1 to such purchase agreement, entered into by the Buyer and the Seller on February 24th, 2000 the number of A320 family aircraft to be purchased by the Buyer pursuant to such purchase agreement was increased to twenty five (25), with the additional five (5) A320 family aircraft bearing rank numbers 21 to 25. Such twenty five (25) A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No.1, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

B.	The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2nd, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements, the first agreement concerning the Original A320 Family Aircraft bearing rank numbers 1 to 20, and the second agreement concerning the Original A320 Family Aircraft bearing rank numbers 21 to 25. The second agreement as supplemented with all exhibits and appendices thereto is hereinafter referred to as the “Second A320 Family Purchase Agreement”.

C.	The Buyer and the Seller entered into an amendment No.1 to the Second A320 Family Purchase Agreement dated November 14th 2003 (the “Amendment No.1”) modifying certain provisions of the Second A320 Family Purchase Agreement.

D.	The Buyer and the Seller entered into an amendment No.2 to the Second A320 Family Purchase Agreement dated October 4th, 2005 (the “Amendment No.2”) covering the purchase by the Buyer and the sale by the Seller of twenty five (25) additional firm A320 family aircraft comprising twenty (20) A318-100, one (1) A319-100 and four (4) A320-200 aircraft type (the “Additional Aircraft”).

E.	The Buyer and the Seller entered into an amendment No.3 to the Second A320 Family Purchase Agreement dated March 6th, 2007 (the “Amendment No.3”) covering the conversion of fifteen (15) Option Aircraft (as defined in the Amendment No.2) into firmly ordered Converted Aircraft (as defined in Amendment No.3).

F.	The Buyer and the Seller entered into an amendment No. 4 to the Second A320 Family Purchase Agreement dated June 11th, 2008 (the “Amendment No.4”) covering the conversion of five (5) A318-100 Additional Aircraft bearing rank Nos. 26 to 30 as set forth in Amendment No.2 and three (3) A318-100 Converted Aircraft bearing rank Nos. 37, 40 and 43 as set forth in Amendment No.3, into A319 aircraft type.

G.	The Buyer and the Seller entered into an amendment No. 5 to the Second A320 Family Purchase Agreement dated December 23rd 2009 (the “Amendment No.5”) covering the order of thirty (30) incremental A319-100 and A320-200 aircraft (the “Incremental Aircraft”) and amending certain provisions of the Second A320 Family Purchase Agreement.

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Ref: CT1202039	3/11

H.	[ *** ]

I.	The Buyer and the Seller entered into an amendment No. 6 to the Second A320 Family Purchase Agreement dated May 10th, 2010 (the “Amendment No.6”) covering the conversion of the aircraft type of three (3) A319-100 First Batch of Incremental Aircraft (as defined in the Amendment No.5) into firmly ordered A320-200 First Batch Incremental Aircraft and the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Eleven (11) Aircraft from the Second Batch of Incremental Aircraft (as defined in the Amendment No.5).

J.	The Buyer and the Seller entered into an amendment No. 7 to the Second A320 Family Purchase Agreement dated May 19th, 2010 (the “Amendment No.7”) covering the advancement of the scheduled delivery positions of Three (3) Converted Aircraft.

K.	The Buyer and the Seller entered into an amendment No. 8 to the Second A320 Family Purchase Agreement dated September 23rd, 2010 (the “Amendment No.8”) covering (i) the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Two (2) Aircraft from the Second Batch of Incremental Aircraft and (ii) the conversion of the aircraft type of one (1) A319-100 from the Second Batch of Incremental Aircraft into firmly ordered A320-200 from the Second Batch Incremental Aircraft.

L.	The Buyer and the Seller entered into an amendment No. 9 to the Second A320 Family Purchase Agreement dated December 21st 2010 (the “Amendment No.9”) covering the order of fifty (50) incremental A319-100, A320-200 and A321-200 aircraft, and, amending certain provisions of the Second A320 Family Purchase Agreement.

M.	[***]

N.	The Buyer and the Seller entered into an amendment No. 10 to the Second A320 Family Purchase Agreement dated June 10th 2011 (the “Amendment No.10”) covering (i) the conversion of certain Aircraft type, (ii) the Sharklets selection for certain Aircraft, and (iii) the notification of the scheduled delivery months for the Aircraft scheduled to be delivered in the fourth quarter 2012 and the first quarter 2013.

O.	The Buyer and the Seller entered into an amendment No. 11 to the Second A320 Family Purchase Agreement (the “Amendment No.11”) covering (i) the postponement of certain Aircraft scheduled delivery position, and (ii) the conversion of certain Aircraft type.

P.	The Buyer and the Seller entered into amendment No. 12 to the Second A320 Family Purchase Agreement (the “Amendment No.12”) covering (i) the conversion of three (3) Aircraft type with rank number 61, rank number 63 and rank number 89, (ii) the identification of certain Aircraft as Sharklet installed Aircraft and others as Sharklet Capable Aircraft, and (iii) the notification of the Scheduled Delivery Month for certain Aircraft.

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Ref: CT1202039	4/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Q.	The Buyer and the Seller entered into amendment No. 13 to the Second A320 Family Purchase Agreement (the “Amendment No. 13”) covering, among other related commercial matters, (i) the conversion of certain Aircraft type and (ii) the [***] of certain Aircraft scheduled delivery months/quarters.

R.	The Buyer and the Seller entered into amendment No. 14 to the Second A320 Family Purchase Agreement (the “Amendment No. 14”) covering the [***] of the Scheduled Delivery Month of one Aircraft.

S.	The Buyer converted three Aircraft identified by rank 114, 115 and 116 from A319-100 Aircraft to A320-200 Aircraft with notice provided to the Seller on [***]

T.	The Buyer and the Seller wish to enter into this amendment No. 15 to the Second A320 Family Purchase Agreement (the “Amendment No. 15”) covering rescheduling of certain scheduled delivery months/quarters.

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.	DEFINITIONS

0.1.	The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No.15 and capitalized terms used herein and not otherwise defined in this Amendment No.15 will have the meanings assigned to them in the Purchase Agreement (as defined below).

0.2.	Purchase Agreement means the Second A320 Family Purchase Agreement together with Amendments Nos.1 to 14 thereto.

1.	SCOPE

1.1	The Buyer has requested and the Seller has agreed to hereby i) advance the Scheduled Delivery Month (or Scheduled Delivery Quarter if the month has not been notified) of four Aircraft which are subject to the Purchase Agreement, ii) defer the Scheduled Delivery Month of four Aircraft which are subject to the Purchase Agreement and iii) convert the aircraft type of three Aircraft which are subject to the Purchase Agreement, as set forth in Clause 2 below.

1.2	[***]

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

2.	AIRCRAFT DELIVERIES

2.1	The Buyer converted three (3) Aircraft, rank 114, 115 and 116, from the A319-100 type to the A320-200 type with notification sent to and accepted by the Seller on [***]

2.2	The Parties agree to [***] the Scheduled Delivery Month of Aircraft rank 96, 93, 72 and 103 from [***] in respect of Aircraft rank 96, to [***] and from [***] in respect of Aircraft rank 93 and 72, to respectively, and from [***] in respect of Aircraft rank 103, to

2.3	The Parties agree to [***] the Scheduled Delivery Month of Aircraft rank 102, 104, 106 and 107 from [***] and [***] respectively, to for each such Aircraft.

2.4	The following table sets out the conversion described in clause 2.1 above here below:

Rank number	Scheduled Delivery Month	Original Aircraft Type	Revised Aircraft Type	Aircraft Batch
114	[***]	A319-100	A320-200	2010 Incremental Aircraft

115	[***]	A319-100	A320-200	2010 Incremental Aircraft

116	[***]	A319-100	A320-200	2010 Incremental Aircraft

2.5	The following table sets out the rescheduling described in clause 2.2 and 2.3 above here below:

Rank number	Original Scheduled Delivery Month	Revised Scheduled Delivery Month	Aircraft Type	Aircraft Batch
96	[***]	[***]	A321-200	2010 Incremental Aircraft

93	[***]	[***]	A321-200	2010 Incremental Aircraft

72	[***]	[***]	A321-200	Second Batch of Incremental Aircraft

103	[***]	[***]	A321-200	2010 Incremental Aircraft

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

102	[***]	[***]	A320-200	2010 Incremental Aircraft

104	[***]	[***]	A320-200	2010 Incremental Aircraft

106	[***]	[***]	A320-200	2010 Incremental Aircraft

107	[***]	[***]	A320-200	2010 Incremental Aircraft

2.6	As a result of the Aircraft conversion set forth in clause 2.1 above the Parties agree to delete in its entirety clause 1.1 of Amendment No. 9 and replace it as follows:

QUOTE

1.1.	“The Seller shall sell and deliver and the Buyer shall buy and take delivery of one (1) A319-100 aircraft, thirty one (31) A320-200 aircraft and eighteen (18) A321-200 aircraft (respectively the “2010 A319 Aircraft”, the “2010 A320 Aircraft” and the “2010 A321 Aircraft”) upon the terms and conditions contained in this Amendment No. 9 (hereinafter for the purposes of this Amendment No.9 collectively the “2010 Incremental Aircraft.”)

UNQUOTE

2.7	PREDELIVERY PAYMENT

As a result of the Aircraft conversions and rescheduling set forth in Clause 2.1, 2.2, and 2.3 above, the Parties hereby agree, that upon signature of this Amendment No. 15, [***] being the amount previously paid by the Buyer in respect of such Aircraft and no longer due in accordance with the Predelivery Payment schedule and this amount will be applied to the next pre-delivery payments becoming due under the Agreement.

2.8	PROPULSION SYSTEM SELECTION

The Buyer hereby selects the following Propulsion Systems for Aircraft rank 96:

CFM INTERNATIONAL 56-5B3/3

3.	DELIVERY SCHEDULE

With reference to Aircraft bearing rank numbers 46 to 125, the Parties hereby agree to delete clause 9.1 of the Second A320 Family Purchase Agreement, as substituted by clause 2.1.1 of Amendment No.5, as modified by clause 2 of Amendment No.7 and clauses 2 and 3 of Amendment No.8, as substituted by clause 2.1.1 of Amendment No.9, clause 5 of Amendment No.10, clause 4 of Amendment No.11, clause 5 of Amendment No.12 clause 5 of Amendment No.13 and clause 3 of Amendment No.14, in its entirely and replace it with the following:

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

QUOTE

9.1 Delivery schedule

9.1.1 Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for Delivery at the Delivery Location in accordance with the following schedule:

Scheduled Delivery Months or Scheduled Delivery Quarters		Rank number	Aircraft type	Aircraft defined as
2011	July	53	A320-200	First Batch of Incremental Aircraft
	July	55	A320-200	First Batch of Incremental Aircraft
	August	46	A320-200	First Batch of Incremental Aircraft
	September	47	A320-200	First Batch of Incremental Aircraft
	October	48	A320-200	First Batch of Incremental Aircraft
	November	49	A320-200	First Batch of Incremental Aircraft
	November	50	A320-200	First Batch of Incremental Aircraft
	October	51	A319-100	First Batch of Incremental Aircraft
	November	52	A320-200	First Batch of Incremental Aircraft
	December	62	A320-200	First Batch of Incremental Aircraft
2012	January	54	A319-100	Second Batch of Incremental Aircraft
	March	76	A319-100	2010 Incremental Aircraft
	April	64	A320-200	Second Batch of Incremental Aircraft
	May	66	A320-200	Second Batch of Incremental Aircraft
	June	77	A320-200	2010 Incremental Aircraft
	July	78	A320-200	2010 Incremental Aircraft
	July	65	A320-200	Second Batch of Incremental Aircraft
	August	67	A320-200	Second Batch of Incremental Aircraft
	September	79	A320-200	2010 Incremental Aircraft
	October	80	A320-200	2010 Incremental Aircraft
	November	68	A320-200	Second Batch of Incremental Aircraft
	December	69	A320-200	Second Batch of Incremental Aircraft
2013	January	82	A320-200	2010 Incremental Aircraft
	January	81	A320-200	2010 Incremental Aircraft
	February	56	A320-200	Second Batch of Incremental Aircraft
	February	71	A320-200	Second Batch of Incremental Aircraft
	April	83	A320-200	2010 Incremental Aircraft
	April	84	A320-200	2010 Incremental Aircraft
	May	73	A320-200	Second Batch of incremental Aircraft
	May	85	A320-200	2010 Incremental Aircraft
	July	58	A320-200	Second Batch of Incremental Aircraft
	July	59	A320-200	Second Batch of Incremental Aircraft
	August	74	A320-200	Second Batch of Incremental Aircraft

A320F - LAN - AMDT 15 - Second A320 Family PA
Ref: CT1202039	8/11

	October	60	A320-200	Second Batch of Incremental Aircraft
	November	75	A320-200	Second Batch of Incremental Aircraft
	December	70	A320-200	Second Batch of Incremental Aircraft
2014	January	61	A320-200	Second Batch of Incremental Aircraft
	February	86	A320-200	2010 Incremental Aircraft
	February	87	A321-200	2010 Incremental Aircraft
	April	57	A320-200	Second Batch of incremental Aircraft
	May	88	A321-200	2010 Incremental Aircraft
	June	89	A320-200	2010 Incremental Aircraft
	June	90	A321-200	2010 Incremental Aircraft
	June	91	A321-200	2010 Incremental Aircraft
	July	63	A320-200	Second Batch of Incremental Aircraft
	December	94	A321-200	2010 Incremental Aircraft
	December	98	A321-200	2010 Incremental Aircraft
	December	101	A321-200	2010 Incremental Aircraft
[***]	[***]	105	A321-200	2010 Incremental Aircraft
		96	A321-200	2010 Incremental Aircraft
		72	A321-200	Second Batch of Incremental Aircraft
		108	A320-200	2010 Incremental Aircraft
		109	A321-200	2010 Incremental Aircraft
		93	A321-200	2010 Incremental Aircraft
		110	A320-200	2010 Incremental Aircraft
		111	A320-200	2010 Incremental Aircraft
		103	A321-200	2010 Incremental Aircraft
		112	A320-200	2010 Incremental Aircraft
		113	A321-200	2010 Incremental Aircraft
[***]	[***]	92	A321-200	2010 Incremental Aircraft
		114	A320-200	2010 Incremental Aircraft
		115	A320-200	2010 Incremental Aircraft
		116	A320-200	2010 Incremental Aircraft
		117	A320-200	2010 Incremental Aircraft
		118	A320-200	2010 Incremental Aircraft
		119	A320-200	2010 Incremental Aircraft
		120	A320-200	2010 Incremental Aircraft
		121	A320-200	2010 Incremental Aircraft
		122	A320-200	2010 Incremental Aircraft
		123	A320-200	2010 Incremental Aircraft
		124	A320-200	2010 Incremental Aircraft
		125	A320-200	2010 Incremental Aircraft
		102	A320-200	2010 Incremental Aircraft
		104	A320-200	2010 Incremental Aircraft
		106	A320-200	2010 Incremental Aircraft
		107	A320-200	2010 Incremental Aircraft
		95	A321-200	2010 Incremental Aircraft
		97	A321-200	2010 Incremental Aircraft
[***]	[***]	99	A321-200	2010 Incremental Aircraft
	[***]	100	A321-200	2010 Incremental Aircraft

A320F - LAN - AMDT 15 - Second A320 Family PA
Ref: CT1202039	9/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

9.1.2	[***]

9.1.3	[***]

UNQUOTE

4.	EFFECT OF THE AMENDMENT

4.1	This Amendment No.15 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

4.2	The Purchase Agreement shall be deemed amended to the extent provided in this Amendment No.15 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

4.3	The Parties agree that this Amendment No.15 shall constitute an integral, non-severable part of the Purchase Agreement and be governed by all of its provisions.

4.4	In the event of any inconsistency between the terms and conditions of the Purchase Agreement and those of the present Amendment No.15, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

4.5	This Amendment No.15 will not be modified or varied except by an instrument in writing executed by both Parties.

4.6	Each of the Parties hereto agree that the provisions of this Amendment No.15 are personal to it and will not without the prior written consent of the other Party disclose such information to any other person. However, [***]

A320F - LAN - AMDT 15 - Second A320 Family PA
Ref: CT1202039	10/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[***]

4.7	The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No. 15.

4.8	This Amendment No. 15 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

4.9	This Amendment No. 15 shall be governed by and construed in accordance with the laws of England.

A320F - LAN - AMDT 15 - Second A320 Family PA
Ref: CT1202039	11/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No.15 to the Second A320 Family Purchase Agreement was duly entered into the day and year first above written.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LATAM AIRLINES GROUP S.A.		AIRBUS S.A.S

By:	/s/ Roberto Alvo	By:	/s/ Christophe Mourey
	ROBERTO ALVO		Christophe Mourey

Its:	Chief Corporate Officer	Its:	Senior Vice President Contracts
LATAM Airlines Group

Date:		Date:

LATAM AIRLINES GROUP S.A.

A320F - LAN - AMDT 15 - Second A320 Family PA
Ref: CT1202039	12/11

AMENDMENT No. 16

TO THE

SECOND A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LATAM AIRLINES GROUP S.A.

(formerly known as LAN AIRLINES S.A.)

AND

AIRBUS S.A.S.

A320F - LAN - AMDT 16 - Second A320 Family PA
Ref: CT1202039	1/11

This amendment No.16 to the Second A320 Family Purchase Agreement (as defined below) is entered into as of 15th July, 2014, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.) having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

SANTIAGO

CHILE

(hereinafter referred to as the “Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”

A320F - LAN - AMDT 16 - Second A320 Family PA
Ref: CT1202039	2/11

WHEREAS

A.	The Buyer and the Seller entered into an A320 family purchase agreement dated March 20th, 1998 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 family aircraft bearing rank numbers 1 to 20. By an amendment No.1 to such purchase agreement, entered into by the Buyer and the Seller on February 24th, 2000 the number of A320 family aircraft to be purchased by the Buyer pursuant to such purchase agreement was Increased to twenty five (25), with the additional five (5) A320 family aircraft bearing rank numbers 21 to 25. Such twenty five (25) A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No.1, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

B.	The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2nd, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements, the first agreement concerning the Original A320 Family Aircraft bearing rank numbers 1 to 20, and the second agreement concerning the Original A320 Family Aircraft bearing rank numbers 21 to 25. The second agreement as supplemented with all exhibits and appendices thereto is hereinafter referred to as the “Second A320 Family Purchase Agreement”.

C.	The Buyer and the Seller entered into an amendment No.1 to the Second A320 Family Purchase Agreement dated November 14th 2003 (the “Amendment No.1”) modifying certain provisions of the Second A320 Family Purchase Agreement.

D.	The Buyer and the Seller entered into an amendment No.2 to the Second A320 Family Purchase Agreement dated October 4th, 2005 (the “Amendment No.2”) covering the purchase by the Buyer and the sale by the Seller of twenty five (25) additional firm A320 family aircraft comprising twenty (20) A318-100, one (1) A319-100 and four (4) A320-200 aircraft type (the “Additional Aircraft”).

E.	The Buyer and the Seller entered into an amendment No.3 to the Second A320 Family Purchase Agreement dated March 6th, 2007 (the “Amendment No.3”) covering the conversion of fifteen (15) Option Aircraft (as defined in the Amendment No.2) into firmly ordered Converted Aircraft (as defined in Amendment No.3).

F.	The Buyer and the Seller entered into an amendment No. 4 to the Second A320 Family Purchase Agreement dated June 11th, 2008 (the “Amendment No.4”) covering the conversion of five (5) A318-100 Additional Aircraft bearing rank Nos. 26 to 30 as set forth in Amendment No.2 and three (3) A318-100 Converted Aircraft bearing rank Nos. 37, 40 and 43 as set forth in Amendment No.3, into A319 aircraft type.

G.	The Buyer and the Seller entered into an amendment No. 5 to the Second A320 Family Purchase Agreement dated December 23rd 2009 (the “Amendment No.5”) covering the order of thirty (30) incremental A319-100 and A320-200 aircraft (the “Incremental Aircraft”) and amending certain provisions of the Second A320 Family Purchase Agreement.

A320F - LAN - AMDT 16 - Second A320 Family PA
Ref: CT1202039	3/11

H.	[***]

I.	The Buyer and the Seller entered into an amendment No. 6 to the Second A320 Family Purchase Agreement dated May 10th, 2010 (the “Amendment No.6”) covering the conversion of the aircraft type of three (3) A319-100 First Batch of Incremental Aircraft (as defined in the Amendment No.5) into firmly ordered A320-200 First Batch Incremental Aircraft and the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Eleven (11) Aircraft from the Second Batch of Incremental Aircraft (as defined in the Amendment No.5).

J.	The Buyer and the Seller entered into an amendment No. 7 to the Second A320 Family Purchase Agreement dated May 19th, 2010 (the “Amendment No.7”) covering the advancement of the scheduled delivery positions of Three (3) Converted Aircraft.

K.	The Buyer and the Seller entered into an amendment No. 8 to the Second A320 Family Purchase Agreement dated September 23rd, 2010 (the “Amendment No.8”) covering (i) the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Two (2) Aircraft from the Second Batch of Incremental Aircraft and (ii) the conversion of the aircraft type of one (1) A319-100 from the Second Batch of Incremental Aircraft into firmly ordered A320-200 from the Second Batch Incremental Aircraft.

L.	The Buyer and the Seller entered into an amendment No. 9 to the Second A320 Family Purchase Agreement dated December 21st 2010 (the “Amendment No.9”) covering the order of fifty (50) incremental A319-100, A320-200 and A321-200 aircraft, and, amending certain provisions of the Second A320 Family Purchase Agreement.

M.	[***]

N.	The Buyer and the Seller entered into an amendment No. 10 to the Second A320 Family Purchase Agreement dated June 10th 2011 (the “Amendment No.10”) covering (i) the conversion of certain Aircraft type, (ii) the Sharklets selection for certain Aircraft, and (iii) the notification of the scheduled delivery months for the Aircraft scheduled to be delivered in the fourth quarter 2012 and the first quarter 2013.

O.	The Buyer and the Seller entered into an amendment No. 11 to the Second A320 Family Purchase Agreement (the “Amendment No.11”) covering (i) the postponement of certain Aircraft scheduled delivery position, and (ii) the conversion of certain Aircraft type.

P.	The Buyer and the Seller entered into amendment No. 12 to the Second A320 Family Purchase Agreement (the “Amendment No. 12”) covering (i) the conversion of three (3) Aircraft type with rank number 61, rank number 63 and rank number 89, (ii) the identification of certain Aircraft as Sharklet Installed Aircraft and others as Sharklet Capable Aircraft, and (iii) the notification of the Scheduled Delivery Month for certain Aircraft.

A320F - LAN - AMDT 16 - Second A320 Family PA
Ref: CT1202039	4/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Q.	The Buyer and the Seller entered into amendment No. 13 to the Second A320 Family Purchase Agreement (the “Amendment No, 13”) covering, among other related commercial matters, (i) the conversion of certain Aircraft type and (ii) the [***] of certain Aircraft scheduled delivery months/quarters.

R.	The Buyer and the Seller entered into amendment No. 14 to the Second A320 Family Purchase Agreement (the “Amendment No. 14”) covering the [***] of the Scheduled Delivery Month of one Aircraft.

S.	The Buyer converted three Aircraft identified by rank 114, 115 and 116 from A319-100 Aircraft to A320-200 Aircraft by providing notice to the Seller on [***]

T.	The Buyer and the Seller entered into amendment No. 15 to the Second A320 Family Purchase Agreement (the “Amendment No. 15”) covering the rescheduling of the Scheduled Delivery Month of certain Aircraft.

U.	The Buyer and the Seller entered into an A320 NEO Purchase Agreement, dated June 22, 2011, as amended, supplemented or otherwise modified to and including the date hereof (the “A320 NEO Purchase Agreement”) whereby the Seller shall sell and deliver and the Buyer shall take delivery of certain A320 neo aircraft (the “A320 NEO Aircraft”).

V.	The Buyer and the Seller wish to enter into this amendment No. 16 to the Second A320 Family Purchase Agreement (the “Amendment No. 16”) covering [***] conversion of certain Aircraft.

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.	DEFINITIONS

0.1.	The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No.16 and capitalized terms used herein and not otherwise defined in this Amendment No.16 will have the meanings assigned to them in the Purchase Agreement (as defined below).

0.2.	Purchase Agreement means the Second A320 Family Purchase Agreement together with Amendments Nos.1 to 15 thereto.

1.	SCOPE

1.1	The Buyer has requested and the Seller has agreed to hereby [***] convert twelve (12) 2010 Incremental Aircraft which are subject to the Purchase Agreement to A320 NEO Aircraft as set forth in Clause 2 below.

A320F - LAN - AMDT 16 - Second A320 Family PA
Ref: CT1202039	5/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1.2	[***]

2.	AIRCRAFT DELIVERIES

2.1	The Buyer has requested and the Seller has agreed to [***] except as otherwise specified in this Amendment No. 16 and the Second BSA.

2.2	The Buyer has requested and the Seller has agreed to hereby convert 12 (twelve) Aircraft identified in Clause 9.1.1 of the Purchase Agreement by rank number 114 through and including rank number 125 to A320 NEO Aircraft (as such term is defined above) and such Aircraft will be cancelled in this Agreement and the Parties will have no further rights or obligations in respect of such Aircraft except as otherwise specified in this Amendment No. 16 and such A320 NEO Aircraft will be firmly ordered by the Buyer pursuant to the A320 NEO Purchase Agreement, as amended by amendment No.2 to such agreement.

2.3	As a result of the Aircraft conversions [***] set forth in clauses 2.1 and 2.2 above the Parties agree to delete in its entirety clause 1.1 of Amendment No.9 as amended and replace it as follows:

QUOTE

1.1.	“The Seller shall sell and deliver and the Buyer shall buy and take delivery of one (1) A319-100 aircraft, fifteen (15) A320-200 aircraft and eighteen (18) A321-200 aircraft (respectively the “2010 A319 Aircraft”, the “2010 A320 Aircraft” and the “2010 A321 Aircraft”) upon the terms and conditions contained in this Amendment No.9 (hereinafter for the purposes of this Amendment No.9 collectively the “2010 Incremental Aircraft.”)

UNQUOTE

2.4	PREDELIVERY PAYMENT

As a result of the Aircraft [***] conversions set forth in Clause 2.1 and 2.2 above, the Parties hereby agree, that upon signature of this Amendment No. 16, [***] being the amount previously paid by the Buyer in respect of such Aircraft and no longer due in accordance with the Purchase Agreement and from such amount [***] in accordance with the terms [***] and the balance in the amount of [***] will be applied to the next pre-delivery payments becoming due under the Purchase Agreement.

A320F - LAN - AMDT 16 - Second A320 Family PA
Ref: CT1202039	6/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

3.	DELIVERY SCHEDULE

With reference to Aircraft bearing rank numbers 46 to 125, the Parties hereby agree to delete clause 9.1 of the Second A320 Family Purchase Agreement, as substituted by clause 2.1.1 of Amendment No.5, as modified by clause 2 of Amendment No.7 and clauses 2 and 3 of Amendment No.8, as substituted by clause 2.1.1 of Amendment No.9, clause 5 of Amendment No.10, clause 4 of Amendment No.11, clause 5 of Amendment No.12 clause 5 of Amendment No.13, clause 3 of Amendment No.14 and clause 3 of Amendment No.15, in its entirely and replace it with the following:

QUOTE

9.1 Delivery schedule

9.1.1 Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for Delivery at the Delivery Location in accordance with the following schedule:

Scheduled Delivery Months or Scheduled Delivery Quarters		Rank number	Aircraft type	Aircraft defined as
2011	July	53	A320-200	First Batch of Incremental Aircraft
	July	55	A320-200	First Batch of Incremental Aircraft
	August	46	A320-200	First Batch of Incremental Aircraft
	September	47	A320-200	First Batch of Incremental Aircraft
	October	48	A320-200	First Batch of Incremental Aircraft
	November	49	A320-200	First Batch of Incremental Aircraft
	November	50	A320-200	First Batch of Incremental Aircraft
	October	51	A319-100	First Batch of Incremental Aircraft
	November	52	A320-200	First Batch of Incremental Aircraft
	December	62	A320-200	First Batch of Incremental Aircraft
2012	January	54	A319-100	Second Batch of Incremental Aircraft
	March	76	A319-100	2010 Incremental Aircraft
	April	64	A320-200	Second Batch of Incremental Aircraft
	May	66	A320-200	Second Batch of Incremental Aircraft
	June	77	A320-200	2010 Incremental Aircraft
	July	78	A320-200	2010 Incremental Aircraft
	July	65	A320-200	Second Batch of Incremental Aircraft
	August	67	A320-200	Second Batch of Incremental Aircraft
	September	79	A320-200	2010 Incremental Aircraft
	October	80	A320-200	2010 Incremental Aircraft
	November	68	A320-200	Second Batch of Incremental Aircraft

A320F - LAN - AMDT 16 - Second A320 Family PA
Ref: CT1202039	7/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

	December	69	A320-200	Second Batch of Incremental Aircraft
2013	January	82	A320-200	2010 Incremental Aircraft
	January	81	A320-200	2010 Incremental Aircraft
	February	56	A320-200	Second Batch of Incremental Aircraft
	February	71	A320-200	Second Batch of Incremental Aircraft
	April	83	A320-200	2010 Incremental Aircraft
	April	84	A320-200	2010 Incremental Aircraft
	May	73	A320-200	Second Batch of Incremental Aircraft
	May	85	A320-200	2010 Incremental Aircraft
	July	58	A320-200	Second Batch of Incremental Aircraft
	July	59	A320-200	Second Batch of Incremental Aircraft
	August	74	A320-200	Second Batch of Incremental Aircraft
	October	60	A320-200	Second Batch of Incremental Aircraft
	November	75	A320-200	Second Batch of incremental Aircraft
	December	70	A320-200	Second Batch of Incremental Aircraft
2014	January	61	A320-200	Second Batch of Incremental Aircraft
	February	86	A320-200	2010 Incremental Aircraft
	February	87	A321-200	2010 Incremental Aircraft
	April	57	A320-200	Second Batch of Incremental Aircraft
	May	88	A321-200	2010 Incremental Aircraft
	June	89	A320-200	2010 Incremental Aircraft
	June	90	A321-200	2010 Incremental Aircraft
	June	91	A321-200	2010 Incremental Aircraft
	July	63	A320-200	Second Batch of Incremental Aircraft
	December	94	A321-200	2010 Incremental Aircraft
	December	98	A321-200	2010 Incremental Aircraft
	December	101	A321-200	2010 Incremental Aircraft
[***] [***]		105	A321-200	2010 Incremental Aircraft
		96	A321-200	2010 Incremental Aircraft
		72	A321-200	Second Batch of Incremental Aircraft
		108	A320-200	2010 Incremental Aircraft
		109	A321-200	2010 Incremental Aircraft
		93	A321-200	2010 Incremental Aircraft
		110	A320-200	2010 Incremental Aircraft
		111	A320-200	2010 Incremental Aircraft
		103	A321-200	2010 Incremental Aircraft
		112	A320-200	2010 Incremental Aircraft
		113	A321-200	2010 Incremental Aircraft
[***] [***]		92	A321-200	2010 Incremental Aircraft
		95	A321-200	2010 Incremental Aircraft
[***] [***]		97	A321-200	2010 Incremental Aircraft
		99	A321-200	2010 Incremental Aircraft
		100	A321-200	2010 Incremental Aircraft

9.1.2	[***]

A320F - LAN - AMDT 16 - Second A320 Family PA
Ref: CT1202039	8/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

9.1.3	[***]

UNQUOTE

4.	EFFECT OF THE AMENDMENT

4.1	This Amendment No.16 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

4.2	The Purchase Agreement shall be deemed amended to the extent provided in this Amendment No.16 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

4.3	The Parties agree that this Amendment No.16 shall constitute an integral, non-severable part of the Purchase Agreement and be governed by all of its provisions.

4.4	In the event of any inconsistency between the terms and conditions of the Purchase Agreement and those of the present Amendment No.16, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

4.5	This Amendment No.16 will not be modified or varied except by an instrument in writing executed by both Parties.

4.6	Each of the Parties hereto agree that the provisions of this Amendment No.16 are personal to it and will not without the prior written consent of the other Party disclose such information to any other person. However, [***]

4.7	The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.16.

A320F - LAN - AMDT 16 - Second A320 Family PA
Ref: CT1202039	9/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

4.8	This Amendment No.16 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

4.9	This Amendment No.16 shall be governed by and construed in accordance with the laws of England.

A320F - LAN - AMDT 16 - Second A320 Family PA
Ref: CT1202039	10/11

IN WITNESS WHEREOF this Amendment No.16 to the Second A320 Family Purchese Agreement was duly entered into the day and year first above written.

Agreed and Accepted For and on behalf of		Agreed and Accepted For and on behalf of

LATAM AIRLINES GROUP S.A.		AIRBUS S.A.S

By:	/s/ ROBERTO ALVO	By:
ROBERTO ALVO
Its:	Chief Corporate Office LATAM Airlines Group	Its:

Date:		Date:

A320F - LAN - AMDT 16 - Second A320 Family PA
Ref: CT1202039	11/11

AMENDMENT No.17

TO THE

SECOND A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LATAM AIRLINES GROUP S.A.

(formerly known as LAN AIRLINES S.A.)

AND

AIRBUS S.A.S.

A320F - LAN - AMDT 17 - Second A320 Family PA
Ref: CT1202039	Page 1 of 12

This amendment No.17 to the Second A320 Family Purchase Agreement (as defined below) is entered into as of December 11, 2014, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

LATAM AIRLINES GROUP S.A. (formerly known as LAN AIRLINES S.A.) having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711- 20th Floor

Las Condes

SANTIAGO

CHILE

(hereinafter referred to as the “Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”

A320F - LAN - AMDT 17 - Second A320 Family PA
Ref: CT1202039	Page 2 of 12

WHEREAS

A.	The Buyer and the Seller entered into an A320 family purchase agreement dated March 20th, 1998 covering the purchase by the Buyer and the safe by the Seller of twenty (20) A320 family aircraft bearing rank numbers 1 to 20. By an amendment No.1 to such purchase agreement, entered into by the Buyer and the Seller on February 24th, 2000 the number of A320 family aircraft to be purchased by the Buyer pursuant to such purchase agreement was increased to twenty five (25), with the additional five (5) A320 family aircraft bearing rank numbers 21 to 25. Such twenty five (25) A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No.1, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

B.	The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2nd, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements, the first agreement concerning the Original A320 Family Aircraft bearing rank numbers 1 to 20, and the second agreement concerning the Original A320 Family Aircraft bearing rank numbers 21 to 25. The second agreement as supplemented with all exhibits and appendices thereto is hereinafter referred to as the “Second A320 Family Purchase Agreement”.

C.	The Buyer and the Seller entered into an amendment No.1 to the Second A320 Family Purchase Agreement dated November 14th, 2003 (the “Amendment No.1”) modifying certain provisions of the Second A320 Family Purchase Agreement.

D.	The Buyer and the Seller entered into an amendment No.2 to the Second A320 Family Purchase Agreement dated October 4th, 2005 (the “Amendment No.2”) covering the purchase by the Buyer and the sale by the Seller of twenty five (25) additional firm A320 family aircraft comprising twenty (20) A318-100, one (1) A319-100 and four (4) A320-200 aircraft type (the “Additional Aircraft”).

E.	The Buyer and the Saller entered into an amendment No.3 to the Second A320 Family Purchase Agreement dated March 6th, 2007 (the “Amendment No.3”) covering the conversion of fifteen (15) Option Aircraft (as defined in the Amendment No.2) into firmly ordered Converted Aircraft (as defined in Amendment No.3).

F.	The Buyer and the Seller entered into an amendment No. 4 to the Second A320 Family Purchase Agreement dated June 11th, 2008 (the “Amendment No.4”) covering the conversion of five (5) A318-100 Additional Aircraft bearing rank Nos. 26 to 30 as set forth in Amendment No.2 and three (3) A318-100 Converted Aircraft bearing rank Nos. 37, 40 and 43 as set forth in Amendment No.3, into A319 aircraft type.

G.	The Buyer and the Seller entered into an amendment No. 5 to the Second A320 Family Purchase Agreement dated December 23rd, 2009 (the “Amendment No.5”) covering the order of thirty (30) incremental A319-100 and A320-200 aircraft (the “Incremental Aircraft”) and amending certain provisions of the Second A320 Family Purchase Agreement.

A320F - LAN - AMDT 17 - Second A320 Family PA
Ref: CT1202039	Page 3 of 12

H.	[***]

I.	The Buyer and the Seller entered into an amendment No. 6 to the Second A320 Family Purchase Agreement dated May 10th, 2010 (the “Amendment No.6”) covering the conversion of the aircraft type of three (3) A319-100 First Batch of Incremental Aircraft (as defined in the Amendment No.5) into firmly ordered A320-200 First Batch Incremental Aircraft and the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Eleven (11) Aircraft from the Second Batch of Incremental Aircraft (as defined in the Amendment No.5).

J.	The Buyer and the Seller entered into an amendment No. 7 to the Second A320 Family Purchase Agreement dated May 19th, 2010 (the “Amendment No.7”) covering the advancement of the scheduled delivery positions of Three (3) Converted Aircraft.

K.	The Buyer and the Seller entered into an amendment No. 8 to the Second A320 Family Purchase Agreement dated September 23rd, 2010 (the “Amendment No.8”) covering (i) the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Two (2) Aircraft from the Second Batch of Incremental Aircraft and (II) the conversion of the aircraft type of one (1) A319-100 from the Second Batch of Incremental Aircraft into firmly ordered A320-200 from the Second Batch Incremental Aircraft.

L.	The Buyer and the Seller entered into an amendment No. 9 to the Second A320 Family Purchase Agreement dated December 21st 2010 (the “Amendment No.9”) covering the order of fifty (50) incremental A319-100, A320-200 and A321-200 aircraft, and, amending certain provisions of the Second A320 Family Purchase Agreement.

M.	[***]

N.	The Buyer and the Seller entered into an amendment No. 10 to the Second A320 Family Purchase Agreement dated June 10th 2011 (the “Amendment No.10”) covering (i) the conversion of certain Aircraft type, (ii) the Sharklets selection for certain Aircraft, and (iii) the notification of the scheduled delivery months for the Aircraft scheduled to be delivered in the fourth quarter 2012 and the first quarter 2013.

O.	The Buyer and the Seller entered into an amendment No. 11 to the Second A320 Family Purchase Agreement dated November 8th 2011 (the “Amendment No.11”) covering (i) the postponement of certain Aircraft scheduled delivery position, and (ii) the conversion of certain Aircraft type.

P.	The Buyer and the Seller entered into amendment No. 12 to the Second A320 Family Purchase Agreement November 19th 2012 (the “Amendment No.12”) covering (i) the conversion of three (3) Aircraft type with rank number 61, rank number 63 and rank number 89, (ii) the identification of certain Aircraft as Sharklet Installed Aircraft and others as Sharklet Capable Aircraft, and (iii) the notification of the Scheduled Delivery Month for certain Aircraft.

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Ref: CT1202039	Page 4 of 12

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Q.	The Buyer and the Seller entered into amendment No. 13 to the Second A320 Family Purchase Agreement August 19th 2013 (the “Amendment No. 13”) covering, among other related commercial matters, (i) the conversion of certain Aircraft type and (ii) the [***] of certain Aircraft scheduled delivery months/quarters.

R.	The Buyer and the Seller entered into amendment No. 14 to the Second A320 Family Purchase Agreement March 31st 2014 (the “Amendment No. 14”) covering the of [***] the Scheduled Delivery Month of one Aircraft.

S.	The Buyer converted three Aircraft Identified by rank 114, 115 and 116 from A319-100 Aircraft to A320-200 Aircraft by providing notice to the Seller on [***]

T.	The Buyer and the Seller entered Into amendment No. 15 to the Second A320 Family Purchase Agreement May 16th 2014 (the “Amendment No. 15”) covering the rescheduling of the Scheduled Delivery Month of certain Aircraft.

U.	The Buyer and the Seller entered into an A320 NEO Purchase Agreement, dated June 22, 2011, as amended, supplemented or otherwise modified to and including the date hereof (the “A320 NEO Purchase Agreement”) whereby the Seller shall sell and deliver and the Buyer shall take delivery of certain A320neo aircraft (the “A320 NEO Aircraft”) and A321neo aircraft (“A321 NEO Aircraft”).

V.	The Buyer and the Seller entered into amendment No. 16 to the Second A320 Family Purchase Agreement July 15th 2014 (the “Amendment No. 16”) covering [***] conversion of certain Aircraft.

W.	TAM Linhas Aereas S.A. (the “Original Buyer”) and the Seller have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Original Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which , together with all exhibits, appendixes, and as amended supplemented or otherwise modified is hereinafter referred to as the “Original TAM Agreement”.

X.	The Buyer, Seller and Original Buyer entered into a novation agreement dated 30 October 2014 (the “Novation”) novating the Original TAM Agreement from the Original Buyer to the Buyer (the Original TAM Agreement as novated pursuant to the Novation is hereinafter referred to as the “TAM A320 Agreement”)

Y.	The Buyer and the Seller wish to enter into this amendment No. 17 to the Second A320 Family Purchase Agreement (the “Amendment No. 17”) covering the conversion of certain Aircraft.

NOW IT IS HEREBY AGREED AS FOLLOWS:

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Ref: CT1202039	Page 5 of 12

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

0.	DEFINITIONS

0.1.	The terms “herein,” “hereof,” and “hereunder” and words of similar Import refer to this Amendment No.17 and capitalized terms used herein and not otherwise defined In this Amendment No.17 will have the meanings assigned to them in the Purchase Agreement (as defined below).

0.2.	Purchase Agreement means the Second A320 Family Purchase Agreement together with Amendments Nos.1 to 16 thereto.

1.	SCOPE

1.1	The Buyer has requested and the Seller has agreed to hereby i) convert 4 (four) 2010 Incremental Aircraft of the A320 type which are subject to the Purchase Agreement to A320 NEO Aircraft and ii) convert 4 (four) 2010 Incremental Aircraft of the A321 type which are subject to the Purchase Agreement to A321 NEO Aircraft, as set forth in Clause 2 below.

1.2	[***]

2.	AIRCRAFT DELIVERIES

2.1	The Buyer has requested and the Seller has agreed to hereby convert 4 (four) Aircraft Identified in Clause 9.1.1 of the Purchase Agreement by rank numbers 108, 110,111 and 112 to A320 NEO Aircraft (as such term is defined above) and such Aircraft will be cancelled in this Agreement and the Parties will have no further rights or obligations in respect of such Aircraft except as otherwise specified in this Amendment No. 17 and such A320 NEO Aircraft will be firmly ordered by the Buyer pursuant to the A320 NEO Purchase Agreement, as amended by amendment No.3 to such agreement.

2.2	The Buyer has requested and the Seller has agreed to hereby convert 4 (four) Aircraft identified in Clause 9.1.1 of the Purchase Agreement by rank numbers 95, 97, 99 and 100 to A321 NEO Aircraft (as such term is defined above) and such Aircraft will be cancelled in this Agreement and the Parties will have no further rights or obligations in respect of such Aircraft except as otherwise specified in this Amendment No. 17 and such A321 NEO Aircraft will be firmly ordered by the Buyer pursuant to the A320 NEO Purchase Agreement, as amended by amendment No.3 to such agreement.

2.3	As a result of the Aircraft conversions set forth in clauses 2.1 and 2.2 above the Parties agree to delete in its entirety clause 1.1 of Amendment No.9 as amended and replace it as follows:

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Ref: CT1202039	Page 6 of 12

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

QUOTE

1.1.	The Seller shall sell and deliver and the Buyer shall buy and take delivery of one (1) A319-100 aircraft, eleven (11) A320-200 aircraft and fourteen (14) A321-200 aircraft (respectively the “2010 A319 Aircraft”, the “2010 A320 Aircraft” and the “2010 A321 Aircraft”) upon the terms and conditions contained in this Amendment No.9 (hereinafter for the purposes of this Amendment No.9 collectively the “2010 Incremental Aircraft”)

UNQUOTE

2.4	PREDELIVERY PAYMENT

As a result of the Aircraft cancellations and conversions set forth in Clause 2.1 and 2.2 above, the Parties hereby agree. that upon signature of this Amendment No. 17 [***] being the amount previously paid by the Buyer in respect of such Aircraft and no longer due in accordance with the Purchase Agreement and from such amount [***] [***] and [***] as amended as of the date hereof, and the balance in the amount of [***] will be applied to [***]

3.	DELIVERY SCHEDULE

With reference to Aircraft bearing rank numbers 46 to 125, the Parties hereby agree to delete clause 9.1 of the Second A320 Family Purchase Agreement, as substituted by clause 2.1.1 of Amendment No.5. as modified by clause 2 of Amendment No.7 and clauses 2 and 3 of Amendment N0.8, as substituted by clause 2.1.1 of Amendment No.9, clause 5 of Amendment No.10, clause 4 of Amendment No.11, clause 5 of Amendment No.12 clause 5 of Amendment No.13, clause 3 of Amendment No.14 clause 3 of Amendment No.15 end clause 3 of Amendment No.16, in its entirely and replace it with the following:

QUOTE

9.1	Delivery schedule

9.1.1 Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for Delivery at the Delivery Location in accordance with the following schedule:

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Ref: CT1202039	Page 7 of 12

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Scheduled Delivery Months or Scheduled Delivery Quarters		Rank number	Aircraft type	Aircraft defined as
2011	July	53	A320-200	First Batch of Incremental Aircraft
	July	55	A320-200	First Batch of Incremental Aircraft
	August	46	A320-200	First Batch of Incremental Aircraft
	September	47	A320-200	First Batch of Incremental Aircraft
	October	48	A320-200	First Batch of Incremental Aircraft
	November	49	A320-200	First Batch of Incremental Aircraft
	November	50	A320-200	First Batch of incremental Aircraft
	October	51	A319-100	First Batch of Incremental Aircraft
	November	52	A320-200	First Batch of Incremental Aircraft
	December	62	A320-200	First Batch of Incremental Aircraft

2012	January	54	A319-100	Second Batch of Incremental Aircraft
	March	76	A319-100	2010 Incremental Aircraft
	April	64	A320-200	Second Batch of Incremental Aircraft
	May	66	A320-200	Second Batch of Incremental Aircraft
	June	77	A320-200	2010 Incremental Aircraft
	July	78	A320-200	2010 Incremental Aircraft
	July	65	A320-200	Second Batch of Incremental Aircraft
	August	67	A320-200	Second Batch of Incremental Aircraft
	September	79	A320-200	2010 Incremental Aircraft
	October	80	A320-200	2010 Incremental Aircraft
	November	68	A320-200	Second Batch of Incremental Aircraft
	December	69	A320-200	Second Batch of Incremental Aircraft

2013	January	82	A320-200	2010 Incremental Aircraft
	January	81	A320-200	2010 Incremental Aircraft
	February	56	A320-200	Second Batch of Incremental Aircraft
	February	71	A320-200	Second Batch of Incremental Aircraft
	April	83	A320-200	2010 Incremental Aircraft
	April	84	A320-200	2010 Incremental Aircraft
	May	73	A320-200	Second Batch of Incremental Aircraft
	May	85	A320-200	2010 Incremental Aircraft
	July	58	A320-200	Second Batch of Incremental Aircraft
	July	59	A320-200	Second Batch of Incremental Aircraft
	August	74	A320-200	Second Batch of Incremental Aircraft
	October	60	A320-200	Second Batch of incremental Aircraft
	November	75	A320-200	Second Batch of Incremental Aircraft
	December	70	A320-200	Second Batch of Incremental Aircraft

2014	January	61	A320-200	Second Batch of Incremental Aircraft
	February	86	A320-200	2010 Incremental Aircraft
	February	87	A321-200	2010 Incremental Aircraft
	April	57	A320-200	Second Batch of Incremental Aircraft
	May	88	A321-200	2010 Incremental Aircraft
	June	89	A320-200	2010 Incremental Aircraft
	June	90	A321-200	2010 Incremental Aircraft

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Ref: CT1202039	Page 8 of 12

June	91	A321-200	2010 Incremental Aircraft
July	63	A320-200	Second Batch of Incremental Aircraft
December	94	A321-200	2010 Incremental Aircraft
December	98	A321-200	2010 Incremental Aircraft
December	101	A321-200	2010 Incremental Aircraft

[***] [***] [***] [***]	105	A321-200	2010 Incremental Aircraft
	96	A321-200	2010 Incremental Aircraft
	72	A321-200	Second Batch of Incremental Aircraft
	109	A321-200	2010 Incremental Aircraft
	93	A321-200	2010 Incremental Aircraft
	103	A321-200	2010 Incremental Aircraft
	113	A321-200	2010 Incremental Aircraft
	92	A321-200	2010 Incremental Aircraft

9.1.2 [***]

9.1.3 [***]

UNQUOTE

4.	[***]

Clause 3.2 of Letter Agreement No. 1 to Amendment No.13 to the Purchase Agreement is hereby deleted In its entirety and replace it as follows:

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

QUOTE

3.2 Special Condition

[***]

[***]

UNQUOTE

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Ref: CT1202039	Page 10 of 12

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

5.	EFFECT OF THE AMENDMENT

5.1	This Amendment No.17 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

5.2	The Purchase Agreement shall be deemed amended to the extent provided in this Amendment No.17 and, except as speciffically amended hereby, shall continue in full force and effect in accordance with its original terms.

5.3	The Parties agree that this Amendment No.17 shall constitute an integral, non-severable part of the Purchase Agreement and be governed by all of its provisions.

5.4	In the event of any inconsistency between the terms and conditions of the Purchase Agreement and those of the present Amendment No.17, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

5.5	This Amendment No.17 will not be modified or varied except by an instrument in writing executed by both Parties.

5.6	Each of the Parties hereto agree that the provisions of this Amendment No.17 are personal to it and will not without the prior written consent of the other Party disclose such information to any other person. However,

[***]

5.7	The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.17.

5.8	This Amendment No.17 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

5.9	This Amendment No.17 shall be governed by and construed in accordance with the laws of England.

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Ref: CT1202039	Page 11 of 12

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No.17 to the Second A320 Family Purchase Agreement was duly entered into the day and year first above written.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LATAM AIRLINES GROUP S.A.		AIRBUS S.A.S

Christophe Mourey Senior Vice President Contracts

By:	/s/ [eligible]	By:
Its:		Its:
Date:		Date:

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Ref: CT1202039	Page 12 of 12